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                                                                    EXHIBIT 10.9

                            AMENDMENT AGREEMENT NO. 1
                                       TO
                       PURCHASE AND CONTRIBUTION AGREEMENT

     AMENDMENT AGREEMENT NO. 1, dated as of April 30, 2002 (this "Amendment"), to PURCHASE AND CONTRIBUTION AGREEMENT dated as of October 30, 2000 (the "Agreement") between Silverleaf Resorts, Inc. (the "Seller") and Silverleaf Finance I, Inc. (the "Purchaser"). Capitalized terms not otherwise defined herein shall have the meanings attributed to them in the Agreement.

     WHEREAS, the Seller and the Purchaser desire to amend the Agreement as hereinafter provided;

     NOW THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     SECTION 1. Amendments. The parties hereto agree that, as of the date of this Amendment:

     (a) the definition of "Eligible Receivable" set forth in Article I of the Agreement, is amended by the addition of the following additional item to the definition thereof:

     "(bbb) If such Receivable was initially conveyed hereunder at any time on or after the Amendment Date, the Obligor related to such Receivable shall have had a FICO Score of at least 500 at the time such Obligor purchased the Interval related to such Receivable."

     (b) Section 5.7 of the Agreement, is deleted in its entirety and replaced by the following:

     "SECTION 5.7. Financial Covenant. The Seller shall at all times have and maintain a Tangible Net Worth in an amount which shall not be less than an amount equal to (A) the greater of (i) $100,000,000 or (2) an amount equal to 90% of the Tangible Net Worth of SRI as of September 30, 2001 plus (B) seventy-five percent (75%) of the aggregate amount of proceeds received by Seller after January 1, 2002 in connection with (1) each issuance by Seller of any class or classes of capital stock after January 1, 2002 and (2) each incurrence of Debt after January 1, 2002, other than Debt which shall be the most senior Debt of Seller plus (C) fifty percent (50%) of the aggregate amount of net income (calculated in accordance with GAAP) of Seller after January 1, 2002."

     SECTION 2. Conditions to Effectiveness. The amendments contained in this

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Amendment shall not become effective until the following conditions have been satisfied in full or waived by the Purchaser or its assignee:

          (1) the Purchaser or its assignee shall have received an originally executed counterpart of this Amendment duly executed by the Seller;

          (2) the conditions precedent to the amendment and restatement of the RLSA, dated as of the date hereof, shall have been satisfied and such agreement shall have been executed by the parties thereto;

          (3) no event has occurred and is continuing which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse, except as specifically described herein; and

          (4) the Purchaser or its assignee shall have received such approvals, opinions or documents as the Purchaser or its assignee may reasonably request.

          SECTION 3. Representations and Warranties. The Purchaser and the Seller each represent and warrant that all of their representations and warranties contained in the Transaction Documents are true and correct in all material respects on the date hereof and with the same force and effect as though such representations and warranties had been made on the date hereof, except to the extent any such representations and warranties relate solely to an earlier date.

          SECTION 4. Reference to and Effect on the Documents.

          (1) On and after the date hereof, each reference in the Agreement to "this Agreement" shall refer to the Agreement as amended hereby and each reference in the Agreement to "hereunder", "hereof", "herein" or words of like import shall mean and be a reference to the Agreement as amended hereby.

          (2) Except as specifically amended above, the Agreement shall remain in full force and effect and is hereby ratified and confirmed.

          (3) Except as expressly provided herein, the execution and delivery of this Amendment shall neither operate as a waiver of any right, power or remedy of any party to the Agreement nor constitute a waiver of any provision of the Agreement.

          SECTION 5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE SUBSTANTIVE LAWS OF, THE STATE OF NEW YORK.

          SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed an original and all of which when taken together shall

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constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                       SELLER:

                                       SILVERLEAF RESORTS, INC.

                                       By: /s/ Robert E. Mead
                                           ---------------------------------
                                       Name: Robert E. Mead
                                             -------------------------------
                                       Title: Chief Executive Officer
                                              ------------------------------

                                       PURCHASER:

                                       SILVERLEAF FINANCE I, INC.

                                       By: /s/ Harry J. White, Jr.
                                           ---------------------------------
                                       Name: Harry J. White, Jr.
                                             -------------------------------
                                       Title: CFO
                                              ------------------------------

                                       Agreed and Accepted:

                                       DZ BANK AG DEUTSCHE ZENTRAL-
                                       GENOSSENSCHAFTSBANK,
                                       FRANKFURT AM MAIN

                                       By: /s/ Patrick Preece
                                           ---------------------------------
                                       Name: Patrick Preece
                                             -------------------------------
                                       Title: VP
                                              ------------------------------

                                       By: /s/ Jennifer Wihoff
                                           ---------------------------------
                                       Name: Jennifer Wihoff
                                             -------------------------------
                                       Title: VP
                                              ------------------------------

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